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                                                                    Exhibit 20.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6


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Section 7.3 Indenture                                                                   Distribution Date:                5/17/2004
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(i)     Amount of the distribution allocable to principal of the Notes
           Class A Principal Payment                                             0.00
           Class B Principal Payment                                             0.00
           Class C Principal Payment                                             0.00
                     Total

        Amount of the distribution allocable to the principal on the Notes per
        $1,000 of the initial principal balance of the Notes
           Class A Principal Payment                                             0.00
           Class B Principal Payment                                             0.00
           Class C Principal Payment                                             0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
           Class A Note Interest Requirement                             1,102,080.00
           Class B Note Interest Requirement                               117,973.33
           Class C Note Interest Requirement                               211,200.00
                   Total                                                 1,431,253.33

        Amount of the distribution allocable to the interest on the Notes per
        $1,000 of the initial principal balance of the Notes
           Class A Note Interest Requirement                                  1.09333
           Class B Note Interest Requirement                                  1.40444
           Class C Note Interest Requirement                                  1.95556

(iii)   Aggregate Outstanding Principal Balance of the Notes
           Class A Note Principal Balance                               1,008,000,000
           Class B Note Principal Balance                                  84,000,000
           Class C Note Principal Balance                                 108,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                 12,000,000.00

(v)     Required Owner Trust Spread Account Amount                      12,000,000.00
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                                                   By:
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                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President